FORM OF MONTHLY CERTIFICATEHOLDER'S STATEMENT

                       FIRST NORTH AMERICAN NATIONAL BANK

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                      CIRCUIT CITY CREDIT CARD MASTER TRUST
                                  SERIES 1994-2

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Pursuant  to the Master  Pooling  and  Servicing  Agreement  dated as of October
4,1994 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1994-2 Supplement, dated as of November 17, 1994 (the "Supplement" and, together with the Pooling and Servicing Agreement, the "Agreement"), each between First North American National Bank, as Transferor and Servicer, and Bankers Trust Company, as Trustee, the Servicer is required to
prepare   certain   information   each   month   regarding    distributions   to
Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date and Due Period is set forth below:


    Due Period Ending                                          JULY 31, 1998
    Determination Date                                         AUGUST 7, 1998
    Distribution Date                                          AUGUST 17, 1998

                                                                  -------
    Class A Accumulation Period ("Y" or "N")?                       N
                                                                  -------
                                                                  -------
    Class B Accumulation Period ("Y" or "N")?                       N
                                                                  -------
                                                                  -------
    Early Amortization Period ("Y" or "N")?                         N
                                                                  -------
                                                                  -------
    Class B Investor Amount paid in full ("Y" or "N")?              N
                                                                  -------


    MASTER TRUST INFORMATION

    Receivables

    1.    The aggregate amount of Eligible Receivables as of the end of
          the last day of the relevant Due Period                                              $ 1,054,042,079.25

    2.    The aggregate amount of Principal Receivables as of the end
          of the last day of the relevant Due Period                                           $ 1,030,357,620.86

    3.    The aggregate amount of Finance Charge Receivables as of
          the end of the last day of the relevant Due Period                                   $    23,684,458.39

    4.    The aggregate amount of Discount Option Receivables as of
                                                                                               ------------------
          the last day of the relevant Due Period                                              $             0.00
                                                                                               ------------------

    5.    The Transferor Amount as of the end of the last day of the
          relevant Due Period                                                                  $   105,357,620.86

    6.    The minimum Transferor Amount as of the end of the last
          day of the relevant Due Period                                                       $    34,782,608.70

    7.    The Excess Funding Account Balance as of the end of the
          last day of the relevant Due Period                                                  $             0.00

    8.    The aggregate principal balance of Receivables determined to be
          Receivables of Defaulted Accounts for the relevant Due Period                        $     7,887,858.32

    9.    The aggregate amount of Recoveries for the relevant Due Period                       $     1,465,634.94

    10.   The Default Amount for the relevant Due Period                                       $     6,422,223.38

    Collections

    11.   The aggregate amount of Collections of Principal Receivables
          for the relevant Due Period                                                          $   111,596,558.22

    12.   The aggregate amount of Collections of Finance Charge
          Receivables for the relevant Due Period                                              $    19,599,592.45

    13.   The aggregate amount of interest earnings (net of losses
          and investment expenses) on the Excess Funding
          Account for the relevant Due Period                                                  $             0.00

    14.   The aggregate amount of Collections processed for the relevant
          Due Period (sum of lines 9+11+12+13)                                                 $   132,661,785.61

                                                                                               ------------------
    15.   The average Discount Percentage for the relevant Due Period                          %             0.00%
                                                                                               ------------------

    Invested Amounts

    16.   The Series 1994-2 Invested Amounts as of the end of the last day of the relevant Due Period
                       a.  Class A                                                             $   308,000,000
                       b.  Class B                                                             $    36,000,000
                       c.  Collateral Indebtedness Interest                                    $    50,000,000
                       d. Class D                                                              $     6,000,000
                                                                                               ---------------
                       e.  Total Invested Amount (sum of a - d)                                $   400,000,000

    17.   The Series 1995-1 Invested Amounts as of the end of the last day of the relevant Due Period
                       a.  Class A                                                             $   216,000,000
                       b.  Class B                                                             $    30,000,000
                       c.  Collateral Indebtedness Interest                                    $    39,000,000
                       d. Class D                                                              $    15,000,000
                                                                                               ---------------
                       e.  Total Invested Amount (sum of a - d)                                $   300,000,000

    18.   The Series 1996-1 Invested Amounts as of the end of the last day of the relevant Due Period
                       a.  Class A                                                             $   162,000,000
                       b.  Class B                                                             $    22,500,000
                       c.  Collateral Indebtedness Interest                                    $    29,250,000
                       d. Class D                                                              $    11,250,000
                                                                                               ---------------
                       e.  Total Invested Amount (sum of a - d)                                $   225,000,000

    19.   The aggregate Invested Amount across all series of Investor
          Certificates outstanding as of the end of the last day of the
          relevant Due Period                                                                  $   925,000,000

    Investor Amounts

    20.   The Series 1994-2 Investor Amounts as of the end of the last day of the relevant Due Period
                       a.  Class A                                                             $   308,000,000
                       b.  Class B                                                             $    36,000,000
                       c.  Collateral Indebtedness Interest                                    $    50,000,000
                       d. Class D                                                              $     6,000,000
                                                                                               ---------------
                       e.  Total Investor Amount (sum of a - d)                                $   400,000,000

    21.   The Series 1995-1 Investor Amounts as of the end of the last day of the relevant Due Period
                       a.  Class A                                                             $   216,000,000
                       b.  Class B                                                             $    30,000,000
                       c.  Collateral Indebtedness Interest                                    $    39,000,000
                       d. Class D                                                              $    15,000,000
                                                                                               ---------------
                       e.  Total Investor Amount (sum of a - d)                                $   300,000,000

    22.   The Series 1996-1 Investor Amounts as of the end of the last day of the relevant Due Period
                       a.  Class A                                                             $   162,000,000
                       b.  Class B                                                             $    22,500,000
                       c.  Collateral Indebtedness Interest                                    $    29,250,000
                       d. Class D                                                              $    11,250,000
                                                                                               ---------------
                       e.  Total Investor Amount (sum of a - d)                                $   225,000,000

    23.   The aggregate Investor Amount across all series of Investor
          Certificates outstanding as of the end of the last day of the
          relevant Due Period                                                                  $   925,000,000

    Series 1994-2 Allocation Percentages

    24.   The Fixed Percentage with respect to the relevant
          Due Period
                       a.  Class A                                                             %             0.00%
                       b.  Class B                                                             %             0.00%
                       c.  Collateral Indebtedness Interest                                    %             0.00%
                       d.  Class D                                                             %             0.00%
                                                                                               ------------------
                       e.  Series 1994-2 Total                                                               0.00%
                                                                                               ------------------

    25.   The Floating Percentage with respect to the relevant
          Due Period
                       a.  Class A                                                             %            30.15%
                       b.  Class B                                                             %             3.52%
                       c.  Collateral Indebtedness Interest                                    %             4.89%
                       d.  Class D                                                             %             0.59%
                                                                                               ------------------
                       e.  Series 1994-2 Total                                                              39.15%
                                                                                               ------------------

    Allocation of Collections

    26.   The Series 1994-2 allocation of Collections of Principal
          Receivables for the relevant Due Period (line 25 times
          line 11)
                       a.  Class A                                                             $    33,643,872.04
                       b.  Class B                                                             $     3,932,400.63
                       c.  Collateral Indebtedness Interest                                    $     5,461,667.54
                       d.  Class D                                                             $       655,400.10
                                                                                               ------------------
                       e.  Series 1994-2 Total                                                 $    43,693,340.31
                                                                                               ------------------

    27.   The Series 1994-2 allocation of Collections of Finance
          Charge Receivables for the relevant Due Period (line 25
          times line 12)
                       a.  Class A                                                             $     5,908,839.75
                       b.  Class B                                                             $       690,643.61
                       c.  Collateral Indebtedness Interest                                    $       959,227.23
                       d.  Class D                                                             $       115,107.27
                                                                                               ------------------
                       e.  Series 1994-2 Total                                                 $     7,673,817.86
                                                                                               ------------------

    Portfolio Yield and Delinquencies

    28.   The Portfolio Yield for the relevant Due Period (including
          Shared Excess Finance Charge Collections, if allocated)
          with respect to Series 1994-2                                                        %            15.48%

    29.   The 3-month average Portfolio Yield for the three most recent
          Due Periods                                                                          %            15.19%

    30.   The Base Rate for the relevant Due Period                                            %             9.16%

    31.   The 3-month average Base Rate for the three most recent
          Due Periods                                                                          %             9.50%

    32.   Average Portfolio Yield less average Base Rate                                       %             5.69%

    33.   The amount of Shared Excess Finance Charge Collections
          allocable to Series 1994-2 with respect to any Finance Charge
          Shortfall in such Series for the relevant Due Period                                 $             0.00

    34. The aggregate outstanding balance of Receivables which were delinquent as of the end of the relevant Due Period:

                                                                                               ------------------
                            (a)     Delinquent 31 to 60 days                                   $    21,472,325.38
                                                                                                ---------------
                            (b)     Delinquent 61 to 90 days                                   $    13,515,343.32
                                                                                               ------------------
                            (c)     Delinquent 91 days or more                                 $    23,642,258.31
                                                                                               ------------------

    Determination of Monthly Interest

    35.   Class A Monthly Interest:
                       a.  Class A Monthly Interest                                            $     2,053,333.33
                       b.  Funds allocated and available to pay Class A
                            Monthly Interest for relevant Due Period (4.3a)                    $     5,908,839.75
                       c.  Class A Interest Shortfall (a less b)                               $             0.00
                       d.  Class A Additional Interest                                         $             0.00

    36.   Class B Monthly Interest:
                       a.  Class B Monthly Interest                                            $       246,000.00
                       b.  Funds allocated and available to pay Class B
                            Monthly Interest for relevant Due Period (4.3b)                    $       690,643.61
                       c.  Class B Interest Shortfall (a less b)                               $             0.00
                       d.  Class B Additional Interest                                         $             0.00

    37.   Collateral Monthly Interest and Class D Monthly Interest:
                       a.  Collateral/Class D Monthly Interest                                 $       325,325.00
                       b.  Funds allocated and available to pay Collateral/
                            Class D Monthly Interest for relevant Due Period                   $     1,074,334.50
                       c.  Collateral/Class D Interest Shortfall (a less b)                    $             0.00
                       d.  Collateral/Class D Additional Interest                              $             0.00

    Determination of Monthly Principal

    38.   Class A Monthly Principal (pursuant to section 4.4a):
                   (X).a.  Fixed Allocation Percentage of Principal Receivable
                           Collections + Shared - Reallocated Coll. Applied                    $             0.00
                   (Y).a.  Controlled Accumulation Amount                                      $             0.00
                       b.  Deficit Controlled Accumulation Amount                              $             0.00
                       c.  Controlled Deposit Amount                                           $             0.00
                   (Z).a.  Class A Invested Amount                                             $   308,000,000.00
          Class A Monthly Principal (the least of x,y,z)                                       $             0.00

    39.   Class B Monthly Principal (pursuant to section 4.4b)
          (distributable only after payout of Class A)
                   (X).a.  Fixed Allocation Percentage of Principal Receivable
                           Collections + Shared - Reallocated Collections
                           Applied - Class A Monthly Principal Applications                    $             0.00
                   (Y).a.  Controlled Accumulation Amount                                      $             0.00
                       b.  Deficit Controlled Accumulation Amount                              $             0.00
                       c.  Controlled Deposit Amount                                           $             0.00
                   (Z).a.  Class B Invested Amount                                             $    36,000,000.00
          Class B Monthly Principal (the least of x,y,z)                                       $             0.00

    40.   Collateral Monthly Principal
                       a.  pursuant to 4.4c (i) prior to occurrence of
                           Early Amortization or payment in full of the
                           Class B Investor Amount (optional)                                  $             0.00
                       b.  pursuant to 4.4c (ii) prior to occurrence of
                           Early Amortization or payment in full of the
                           Class B Investor Amount                                             $             0.00

    Available Funds

    41.   Class A Available Funds
                       a.  Class A Finance Charge allocation (line 29a)                        $     5,908,839.75
                       b.  Prior to Class B Principal Commencement Date, the
                           amount of Principal Funding Investment Proceeds for
                           such prior Due Period                                               $             0.00
                       c.  Any amount of Reserve Account withdrawn and
                          included in Class A Available Funds (section 4.14d)                  $             0.00
                       d.  Class A Available Funds (sum a-c)                                   $     5,908,839.75

    42.   Class B Available Funds
                       a.  Class B Finance Charge allocation (line 29b)                        $       690,643.61
                       b.  On or After Class B Principal Commencement Date, the
                           amount of Principal Funding Investment Proceeds for
                           such prior Due Period                                               $             0.00
                       c.  Any amount of Reserve Account withdrawn and
                          included in Class B Available Funds (section 4.14d)                  $             0.00
                       d.  Class B Available Funds (sum a-c)                                   $       690,643.61

    43.   Collateral Available Funds:
                       a.  Collateral Finance Charge allocation (line 29c)                     $       959,227.23

    44.   Class D Available Funds
                       a.  Class D Finance Charge allocation (line 29d)                        $       115,107.27


    Reallocated Principal Collections

    45.   Class D Subordinated Principal Collections (to the extent                            $             0.00
          needed to fund Required Amounts)

    46.   Collateral Subordinated Principal Collections (to the extent                         $             0.00
          needed to fund Required Amounts)

    47.   Class B Subordinated Principal Collections (to the extent                            $             0.00
          needed to fund Required Amounts)

    48.   Total Reallocated Principal Collections                                              $             0.00
                                                                                                             0.00

    Investor Default Amounts

    49.   Class A Investor Default Amount                                                      $     1,936,157.04
                                                                                               %             7.48%

    50.   Class B Investor Default Amount                                                      $       226,304.07
                                                                                               %             7.48%

    51.   Collateral Investor Default Amount                                                   $       314,311.21
                                                                                               %             7.48%

    52.   Class D Investor Default Amount                                                      $        37,717.34
                                                                                               %             7.48%

    53.   Aggregate Investor Default Amount                                                    $     2,514,489.66
                                                                                               %             7.48%
    Allocable Amounts for Series 1994-2

    54.   The Allocable Amount for Series 1994-2 as of the end of the
          relevant Due Period (Inv Default Amt + Series 94-2 Adjust Amt)
               Class A                                                                         $     1,936,157.04
               Class B                                                                         $       226,304.07
               Class C                                                                         $       314,311.21
               Class D                                                                         $        37,717.34
                                                                                               ------------------
          Aggregate Allocable Amount                                                           $     2,514,489.66

    Required Amounts for Series 1994-2

    55.   Class A Required Amount (section 4.5a)
                       a.  Class A Monthly Interest for current Distribution
                           Date                                                                $     2,053,333.33
                       b.  Class A Monthly Interest previously due but not
                           paid                                                                $             0.00
                       c.  Class A Additional Interest for prior Due Period
                           or previously due but not paid                                      $             0.00
                       d.  Class A Allocable Amount                                            $     1,936,157.04
                       e.  Class A Servicing Fee (if FNANB is no longer
                           servicer)                                                           $             0.00
                       f.  Class A Available Funds                                             $     5,908,839.75
                       g.  Class A Required Amount (sum of a-e minus f)                        $             0.00

    56.   Class B Required Amount (section 4.5b)
                       a.  Class B Monthly Interest for current Distribution
                           Date                                                                $       246,000.00

                       b.  Class B Monthly Interest previously due but not
                           paid                                                                $             0
                       c.  Class B Additional Interest for prior Due Period
                           or previously due but not paid                                      $             0
                       d.  Class B Servicing Fee (if FNANB is no longer
                           servicer)                                                           $             0
                       e.  Class B Available Funds                                             $       690,643.61
                       f.  Excess of Class B Allocable Amount over
                           funds available to make payments (section 4.8d)                     $             0.00
                       g.  Class B Required Amount ((sum of a-d) minus e                       $
                           plus f)                                                                           0.00

    57.   Collateral/Class D Required Amount (section 4.5c,d)
                       a.  Collateral/Class D Monthly Interest for current
                           Distribution date                                                   $       325,325.00
                       b.  Collateral/Class D Monthly Interest previously
                           due but not paid                                                    $             0.00
                       c.  Collateral/Class D Additional Interest for prior
                           Due Period or previously due but not paid                           $             0.00
                       d.  Collateral/Class D Servicing Fee (if FNANB is
                           no longer servicer)                                                 $             0.00
                       e.  Collateral/Class D Available Funds                                  $     1,074,334.50
                       f.  Excess of Collateral/Class D Allocable Amount
                           over funds available to make payments                               $             0.00
                       g.  Collateral/Class D Required Amount ((sum of
                           a-d) minus e plus f)                                                $             0.00

    Investor Charge-Offs

    58.   The aggregate amount of Class A Investor Charge-Offs and the reductions in the Class B Invested Amount, Collateral Indebtedness
          Amount and Class D Invested Amount
                       a.  Class A                                                             $             0.00
                       b.  Class B                                                             $             0.00
                       c.  Collateral Indebtedness Amount                                      $             0.00
                       d.  Class D                                                             $             0.00

    59.   The aggregate amount of Class B Investor Charge-Offs and the reductions  in the Collateral Indebtedness Amount and Class D
          Invested Amount
                       a.  Class B                                                             $             0.00
                       b.  Collateral Indebtedness Amount                                      $             0.00
                       c.  Class D                                                             $             0.00

    60.   The aggregate amount of Collateral Charge-Offs and the reductions in Class D Invested Amount
                       a.  Collateral Indebtedness Amount                                      $             0.00
                       b.  Class D                                                             $             0.00

    Servicing Fee
          (2% of total Invested Amount)
    61.   Class A Servicing Fee for the relevant Due Period                                    $       513,333.33

    62.   Class B Servicing Fee for the relevant Due Period                                    $        60,000.00

    63.   Collateral Servicing Fee for the relevant Due Period                                 $        83,333.33

    64.   Class D Servicing Fee for the relevant Due Period                                    $        10,000.00

    Enhancement
                (14% of total Invested Amount)
    65.   Required Enhancement Amount
                       a. Invested Amount as of the last day of relevant Due
                           Period                                                              $   400,000,000.00
                       b.  Required Enhancement Amount (line a times 14%)                           56,000,000.00

    66.   Enhancement Surplus
                       a.  Amount on Deposit in the Cash Collateral Account                    $             0.00
                       b.  Collateral Indebtedness Amount                                      $    50,000,000.00
                       c.  Class D Invested Amount                                             $     6,000,000.00
                       d.  Required Enhancement Amount                                         $    56,000,000.00
                       e.  Enhancement Surplus ((sum of a-c)less d)                            $             0.00
                       f.  Enhancement deficiency, deposit excess Finance
                           Charge to Cash Collateral Account                                   $             0.00

    Reserve Account

    67.   Lowest historical 3 month average Portfolio Yield less 3 month
          average Base Rate (must be > 4%, or line 70 will adjust accordingly)                 %             4.23%

    68.   Reserve Account Funding Date (based on line 69)                                           08/15/98

    69.   Required Reserve Account Amount (after the Reserve Account
          Funding Date, 0.5% times the Class A Investor Amount)                                $     1,540,000.00

    70.   Available Reserve Account Amount
                       a.  Amount of deposit in the Reserve Account on the
                            relevant Distribution Date                                         $             0.00
                       b.  Required Reserve Account Amount (line 71)                           $     1,540,000.00
                       c.  Available Reserve Account Amount                                    $             0.00

    Principal Funding Account

    71.   Principal Funding Account Balance as of prior Distribution Date                      $             0.00

    72.   Deposit to the Principal Funding Account on the current
          Distribution Date                                                                    $             0.00

    73.   Withdrawal from the Principal Funding Account on the Current
          Distribution Date                                                                    $             0.00

    74.   Principal Funding Account Balance as of the current
          Distribution Date                                                                    $             0.00

    75. As of the date hereof, no Early Amortization Event has been deemed to have occurred during the relevant Due Period.